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                                                                   Exhibit 10.39


                         COMMON STOCK PURCHASE AGREEMENT


                                  by and among


                           SIGHT RESOURCE CORPORATION


                                       and


                     THE PERSONS LISTED ON EXHIBIT A HERETO




                          Dated as of December 30, 2002



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                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS.......................................................   2

   Section 1.01     Definitions.............................................   2

ARTICLE II PURCHASE AND SALE OF THE SHARES..................................   4

   Section 2.01     Purchase And Sale Of The Shares.........................   4
   Section 2.02     Acknowledgement by Purchasers...........................   5

ARTICLE III CONDITIONS TO CLOSING...........................................   6

   Section 3.01     Mutual Conditions To Closing............................   6
   Section 3.02     Conditions To Purchaser's Obligations...................   6
   Section 3.03     Conditions To The Company's Obligations.................   8

ARTICLE IV REPRESENTATIONS AND WARRANTIES...................................   9

   Section 4.01     Representations And Warranties Of The Company...........   9
   Section 4.02     Representations And Warranties Of The Purchasers........  13

ARTICLE V COVENANTS.........................................................  14

   Section 5.01     Board of Directors......................................  14
   Section 5.02     Transaction Documents...................................  15
   Section 5.03     Cooperation.............................................  15
   Section 5.04     Dividend Shares.........................................  15
   Section 5.05     Conversion Shares.......................................  15
   Section 5.08     Third Party Consents; Regulatory Matters................  15
   Section 5.09     Cancellation of Class I (Mirror) and
                         Class II Warrants Held by Carlyle..................  15

ARTICLE VI LIMITATIONS AND RESTRICTIONS.....................................  16

   Section 6.01     Restrictions On Sales By Purchasers.....................  16
   Section 6.02     Registration Rights.....................................  16

ARTICLE VII MISCELLANEOUS...................................................  17

   Section 7.01     Notices.................................................  17
   Section 7.02     Legends.................................................  18
   Section 7.03     Termination.............................................  18
   Section 7.04     Action By Purchasers....................................  18
   Section 7.05     Entire Agreement........................................  19
   Section 7.06     Modifications And Amendments............................  19
   Section 7.07     Waivers And Consents....................................  19
   Section 7.08     Assignment..............................................  19
   Section 7.09     Benefit.................................................  19
   Section 7.10     Governing Law...........................................  19
   Section 7.11     Severability............................................  19
   Section 7.12     Interpretation..........................................  20
   Section 7.13     Headings And Captions...................................  20
   Section 7.14     Enforcement.............................................  20


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   Section 7.15     No Waiver Of Rights, Powers And Remedies................  20
   Section 7.16     Expenses................................................  20
   Section 7.17     Confidentiality.........................................  20
   Section 7.18     Publicity...............................................  21
   Section 7.19     Counterparts............................................  21
   Section 7.20     Obligations Several, Not Joint..........................  21


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                                    EXHIBITS

                                                                         SECTION
DESIGNATION                     DESCRIPTION                           REFERENCES

 Exhibit A      Name of Purchasers and Number of Shares
                to Be Purchased by Each Purchase                         1.01

 Exhibit B      Name of Carlyle Entity and Number of
                Dividend Shares to be Issued by Company
                to Each of Them in Lieu of Payment of
                Cash Dividends Set Forth Opposite Name
                of Each of Them

 Exhibit C      Name of Carlyle Entity and Number of
                Conversion Shares Issued by the Company to
                Each Carlyle Entity Upon Conversion of Shares of Series B Stock Set Forth Opposite Name of Each

 Exhibit D      Escrow Agreement                                         1.01

 Exhibit E      Put and Right of First Refusal Agreement

 Exhibit F      Registration Rights Agreement

 Exhibit G      Opinion of Counsel to the Company                        3.01

 Exhibit H      Sixth Loan Modification Agreement


                                    SCHEDULES


DESIGNATION                                      DESCRIPTION

  4.01(c)                                    Government Approvals

  4.01(d)                                 Rights to Purchase Shares

  4.01(e)                              Outstanding Registration Rights

  4.01(g)                                         Conflicts





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                         COMMON STOCK PURCHASE AGREEMENT

     THIS COMMON STOCK PURCHASE AGREEMENT (this "AGREEMENT"), dated as of the 30th day of December, 2002 (the "EFFECTIVE DATE"), by and among SIGHT RESOURCE CORPORATION, a Delaware corporation (the "COMPANY"), and the persons listed on Exhibit A attached hereto (each a "PURCHASER" and collectively the "PURCHASERS"), under the following circumstances:


                                 R E C I T A L S

     WHEREAS, the Company has secured new senior financing in an amount of $2,000,000 (the "Senior Financing") from CadleRock Joint Venture, LP ("CADLE"), effective as of the Closing Date (as hereinafter defined); and

     WHEREAS, subject to the Senior Financing, each Purchaser has agreed to purchase and acquire shares of the Common Stock, par value $.01 per share (the "COMMON STOCK"), of the Company, in the amounts, at the purchase price and subject to the terms and conditions specified herein;

     WHEREAS, the Company desires to issue and sell to each of the Purchasers shares of the Common Stock of the Company, in the amounts, at the purchase price and subject to the terms and conditions specified herein; and

     WHEREAS, the Company and the Purchasers have agreed to the other transactions and agreements provided for, and upon the terms and conditions described herein.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.01 DEFINITIONS. As used in this Agreement, references to either gender shall include the other gender, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). The following terms are defined as follows:

          "AFFILIATE" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

          "AGREEMENT" means this Common Stock Purchase Agreement, as amended, modified or supplemented from time to time in accordance with the terms hereof.


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          "BUSINESS DAY" means any day on which commercial banks are not authorized or required by law to close in Cincinnati, Ohio.

          "CARLYLE" means Carlyle Venture Partners, L.P., C/S Venture Investors, L.P., Carlyle U.S. Venture Partners, L.P. and Carlyle Venture Coinvestment, L.L.C.

          "CLOSING" and "CLOSING DATE" shall have the meanings specified in
     Section 2.01(b).

          "COMMISSION" means the United States Securities and Exchange Commission or any other agency successor thereto.

          "COMMON STOCK" has the meaning specified in the recitals to this Agreement.

          "COMPANY" means and shall include Sight Resource Corporation, a Delaware corporation, and its successors and permitted assigns.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "FINANCIAL STATEMENTS" means (i) the Company's consolidated balance sheet as of December 29, 2001 and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended, as set forth in the Company's Report on Form 10-K for the year ended December 29, 2001, and (ii) the Company's consolidated balance sheet as of September 28, 2002 and the related consolidated statements of operations and cash flows for the nine months then ended, as set forth in the Company's Report on Form 10-Q for the period ended September 28, 2002.

          "FLEET" means Fleet National Bank, a national banking association.

          "FLEET LOAN DOCUMENTS" means (i) the Loan Agreement dated April 15, 1999 among Fleet, the Company and certain subsidiaries and affiliates of the Company (the Company and such subsidiaries and affiliates being hereinafter referred to as the "Original Borrowers"), as modified or amended by Modification Agreement dated March 31, 2000, Second Modification Agreement dated November 30, 2000, Amended and Restated Third Modification Agreement dated May 14, 2001, Fourth Modification Agreement dated July 31, 2002, and Fifth Modification Agreement dated November 15, 2002, (ii) the Secured Revolving Line Note dated April 15, 1999 in the maximum principal amount of $3,000,000 made by the Original Borrowers payable to Fleet, (iii) the Secured Term Note dated April 15, 1999 in the original principal amount of $7,000,000 made by the Original Borrowers payable to Fleet, (iv) the eight Security Agreements (All Assets) dated April 15, 1999 of each of the Original Borrowers, as amended and confirmed by certain Ratifications and Amendments of Security Agreements dated January 31, 2002, and (v)


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     the Security Agreement (All Assets) dated July 31, 2002 by Kent Optometric
     Providers P.C.

          "LIQUIDITY EVENT" means (a) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock for the account of the Company to the public with net proceeds to the Company of not less than $15,000,000 or (b) the closing of a consolidation or merger of the Company, or a sale of all or substantially all of the assets of the Company, other than a merger, consolidation or sale of all or substantially all of the assets of the Corporation in a transaction in which the shareholders of the Company immediately prior to the transaction possess more than 50% of the voting securities of the surviving entity (or parent, if any) immediately after the transaction.

          "OBLIGATIONS" has the meaning specified in Section 3.02(g).

          "PAYOFF AMOUNT" has the meaning specified in Section 3.02(g).

          "PERSON" means an individual, corporation, partnership, association, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

          "PURCHASER" means and shall include each Person who purchases Shares (as defined herein) hereunder and each of its or their successors and permitted assigns.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SEC REPORTS" has the meaning specified in Section 4.01(i).

          "SHARES" has the meaning specified in Section 2.01(a).

          "TRANSACTION DOCUMENTS" shall mean this Agreement, the Escrow Agreement dated the Closing Date and attached hereto as Exhibit D, the Put and Right of First Refusal Agreement dated of even date herewith by and among the Purchasers attached hereto as Exhibit E, the Registration Rights Agreement dated of even date herewith by and among the Company and the Purchasers attached hereto as Exhibit F, and any other instruments or certificates to be executed and delivered in connection with this Agreement upon the Closing.


                                   ARTICLE II
                         PURCHASE AND SALE OF THE SHARES

     SECTION 2.01 PURCHASE AND SALE OF THE SHARES


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          (a) ISSUANCE OF THE SHARES. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase, that number of shares of the Company's Common Stock ("SHARES") as is set forth opposite such Purchaser's name on EXHIBIT A attached hereto and incorporated by reference herein at a purchase price of $0.20 per share. The Shares shall be sold by the Company free and clear of all liens, security interests, pledges, hypothecation and other encumbrances.

          (b) CLOSINGS; DELIVERY OF THE SHARES. The purchase and sale of the Shares shall take place on December 30, 2002 at the offices of Thompson Hine LLP, 2000 Courthouse Plaza N.E., Dayton, Ohio at 10:00 a.m. (local time) or at such other location, time and date as may be mutually agreed upon by the parties (the "CLOSING" and the "CLOSING DATE"). At the Closing, subject to the terms and conditions contained in this Agreement, the Company will provide evidence satisfactory to each Purchaser that the Company has taken all steps necessary to cause to be issued to each Purchaser stock certificates evidencing the Shares, registered in the names of the Purchasers and dated as of the Closing Date, which stock certificates shall be delivered to the Purchasers within two Business Days of the Closing, against receipt of wire transfers of immediately available funds to an account of the Company specified to the Purchasers, in an aggregate amount equal to the purchase price set forth opposite the name of such Purchaser on Exhibit A attached to this Agreement and incorporated by reference herein for the Shares issued and sold to such Purchaser at the Closing.

          (c) At the time of the execution of this Agreement, each Purchaser other than the Carlyle entities shall deposit the purchase price to be paid to the Company for the purchase of the number of Shares set forth opposite its name on Exhibit A in to escrow pursuant to the terms of an escrow agreement in the form of EXHIBIT D attached hereto and incorporated by reference herein.

          (d) For the convenience of the Company, the Company hereby directs Carlyle to wire transfer to Fleet the purchase price to be paid by Carlyle for the Shares set forth on Exhibit A. Such wire transfer to Fleet by Carlyle shall constitute payment to the Company for the Shares to be issued to Carlyle pursuant to this Agreement.

     SECTION 2.02 ACKNOWLEDGEMENT BY PURCHASERS. Each Purchaser acknowledges (i) that the Company has furnished to such Purchaser all such information as such Purchaser has requested in connection with the investment determination by such Purchaser to enter into this Agreement and to purchase Shares, and (ii) that such Purchaser has had the opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the purchase of the Shares.


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                                   ARTICLE III
                              CONDITIONS TO CLOSING

     SECTION 3.01 MUTUAL CONDITIONS TO CLOSING. The obligation of each Purchaser to purchase and pay for, and the obligation of the Company to issue and sell to each Purchaser, the Shares at the Closing and to consummate the other transactions contemplated by this Agreement or the Transaction Documents to which it is a party, is subject to the following conditions:

          (a) NO INJUNCTION. No injunction or order of any court or other governmental authority restraining the consummation of the transactions provided for herein or contemplated by the other Transaction Documents shall be in effect; and

          (b) NO TERMINATION. This Agreement shall not have been terminated pursuant to Section 7.03.

          (c) All consents, approvals, registration and qualifications from, and all filings with, any third party or governmental authority necessary for the consummation of the transactions contemplated herein or in the Transaction Documents shall have been received.

     SECTION 3.02 CONDITIONS TO PURCHASER'S OBLIGATIONS. The obligation of each Purchaser to purchase and pay for the Shares and to consummate the other transactions contemplated by this Agreement or the Transaction Documents to which it is a party, at the Closing is subject to the following additional conditions:

          (a) COMPLIANCE WITH AGREEMENT. Each of the representations and warranties of the Company set forth in Article IV hereof shall be true and correct in all material respects on and as of the date of the Closing, and all agreements, covenants and conditions required by this Agreement to be complied with or performed or fulfilled by the Company at or prior to such Closing shall have been complied with, performed or fulfilled in all material respects;

          (b) EXECUTED COUNTERPARTS. Each Purchaser shall have received prior to or at the Closing counterparts of each of the Transaction Documents, each in form and substance reasonably satisfactory to the Purchaser, to which the Company is a party, duly executed by or on behalf of the Company;

          (c) TRANSACTION DOCUMENTS. All of the Purchasers shall have executed and delivered the Transaction Documents required to be executed and delivered by them pursuant to this Agreement, including, but not limited to, the Put and Right of First Refusal Agreement;

          (d) PAYMENT BY OTHER PURCHASERS. Each other Purchaser shall have, at the Closing, made payment for the Shares being purchased by such Purchaser in the amount of the purchase price set forth opposite its name on Exhibit A;

          (e) DELIVERY OF STOCK CERTIFICATES. The Company shall have delivered to each Purchaser at the Closing, evidence reasonably satisfactory to such Purchaser that the Company


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     has taken all steps necessary to cause to be issued to such Purchaser a stock certificate evidencing the Shares, no later than two business days following the Closing;

          (f) OPINION OF COUNSEL. The Purchasers shall have received prior to or at the Closing an opinion from counsel to the Company in substantially the form attached hereto as EXHIBIT C;

          (g) PENDING ACTIONS. No suit, action or proceeding, injunction or preliminary injunction which seeks to prohibit consummation of the transactions contemplated by this Agreement shall be pending;

          (h) DEBT REDUCTION. On the Closing Date, Cadle shall have acquired all rights under the Fleet Loan Documents, the total amount of indebtedness of the Company under the Fleet Loan Documents shall have been reduced to $2,000,000, and all events of default, defaults, and matters that with the passage of time would mature into defaults under the Fleet Loan Documents shall have been waived by Cadle as of the Closing Date, and the Sixth Loan Modification Agreement shall have been executed and delivered by the parties thereto and shall be in full force and effect.

          (i) ISSUANCE OF DIVIDEND SHARES. The Company shall have issued to Carlyle the number of shares of Common Stock set forth opposite the name of each Carlyle entity (the "Dividend Shares"), on Exhibit B attached hereto and incorporated by reference herein, on account of accrued and unpaid dividends on the shares of Series B Convertible Preferred Stock of the Company ("Series B Stock") held by them in lieu of accrued and unpaid cash dividends thereon, and the Company has delivered to Carlyle at the Closing, evidence reasonably satisfactory to Carlyle that the Company will issue and deliver certificates representing such shares of the Common Stock to Carlyle no later than two Business Days following the Closing.

          (j) ISSUANCE OF CONVERSION SHARES. The Company shall have issued to Carlyle the number of shares of Common Stock (the "Conversion Shares") set forth opposite the name of each Carlyle entity on Exhibit C attached hereto and incorporated by reference herein, upon conversion of the number of shares of Series B Stock set forth opposite the name of each Carlyle entity on Exhibit C, and the Company has delivered evidence reasonably satisfactory to Carlyle that the Company will issue and deliver certificates representing such shares of Common Stock to Carlyle no later than two Business Days following the Closing.

          (k) DOCUMENTATION AT CLOSING. The Purchasers shall have received, prior to or at such Closing, (I) a certificate, executed by the Secretary or Assistant Secretary of the Company and dated as of the Closing Date, together with and certifying as to (A) the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by the Company of all transactions contemplated hereby and thereby and the election of Marco Brustio as a director of the Company and the steps to be taken to identify the person to be appointed as a director of the Company who would be the person of significant financial and accounting expertise contemplated by Section 5.01(c) of this Agreement; (B) a copy of the Certificate of Incorporation of the Company, as


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amended and in effect as of the date of such Closing; (C) a copy of the by-laws of the Company, as amended and in effect as of the date of such Closing; and (D) the names of the officers of the Company authorized to sign the Transaction Documents together with the true signatures of such officers; and (II) a certificate, executed by an executive officer of the Company and dated as of the Closing Date, to the effect that, to the best of the knowledge of such individual, the conditions set forth in Section 3.02 have been satisfied; and

          (l) DOCUMENTS AND PROCEEDINGS. All documents to be provided to the Purchasers hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to such Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Purchasers or to their counsels.

          (m) ELECTION OF DIRECTORS. Mr. Schwarz and Mr. Tabacchi shall continue as directors of the Company; Mr. Marco Brustio shall be elected a director effective as of the Closing Date; and the Board of Directors of the Company shall have agreed to elect, as soon as reasonably practicable after the Closing, an additional director who has significant financial and accounting expertise and who is neither employed by the Company nor an Affiliate of the Company as an employee or consultant.

         WAIVER. Any condition specified in this Section 3.02 may be waived by the consent of all the Purchasers.

     SECTION 3.03 CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligation of the Company to issue and sell the Shares at the Closing is subject to the following additional conditions:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Purchasers set forth in Section 4.02 hereof shall be true and correct in all material respects on the date of such Closing;

          (b) EXECUTED COUNTERPARTS. The Company shall have received prior to or at the Closing counterparts of each of the Transaction Documents to which a Purchaser is a party, in form and substance reasonably satisfactory to the Company, duly executed by such Purchaser;

          (c) PAYMENT. The Company shall have received payment in full for the Shares to be purchased at the Closing in accordance with Section 2.01;

          (d) DOCUMENTATION AT CLOSING.

               (A) With respect to each of the Purchasers that are United States corporate entities, the Company shall have received, prior to or at the Closing, a certificate, executed by the Secretary of such Purchaser and dated as of the Closing Date, together with and certifying as to (i) the resolutions of the Board of Directors of such Purchaser authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by such Purchaser of all


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          transactions contemplated hereby and thereby; and (ii) the names of the officers of such Purchaser authorized to sign the Transaction Documents together with the true signatures of such officers; and

               (B) With respect to all other Purchasers, the Company shall have received, prior to or at the Closing, such certification as the Company may reasonably request with respect to each Purchaser's compliance with the representation and warranties set forth in Section 4.02(f); and

          (e) DOCUMENTS AND PROCEEDINGS. All documents to be provided to the Company hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to such Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Company or its counsel.

     WAIVER. Any condition specified in this Section 3.03 may be waived by the Company.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.01 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Purchaser as follows:

          (a) ORGANIZATION AND STANDING OF THE COMPANY. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, is duly qualified and in good standing in every other state in which by reason of the nature or location of the Company's assets or operation of the Company's business, such qualification is necessary and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, and is duly qualified to transact business and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of assets and property or the conduct of its business requires such qualification except where the failure to do so would not, and reasonably could not be expected to, have a material adverse effect on the business operations, financial condition, liabilities, assets or properties (a "Material Adverse Effect") of the Company and its subsidiaries taken as a whole. True and correct copies of the Certificate of Incorporation of the Company, as amended and in effect as of the date of this Agreement, and the By-Laws of the Company, as amended and in effect as of the date of this Agreement, both certified by the Secretary or an Assistant Secretary of the Company, have been made available to the Purchasers.

          (b) CORPORATE ACTION. The Company has all necessary corporate power and authority to execute and deliver, and perform all obligations and agreements under this Agreement and the Transaction Documents to which it is a party and the Company has all necessary corporate power and has authorized the issuance and sale of the Shares and to consummate the other transactions contemplated by this Agreement and the Transaction


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Documents. The execution, delivery and performance of this Agreement and the
Transaction Documents to which it is a party, and the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate, including shareholder (if required) action on the part of the Company.

          (c) GOVERNMENTAL APPROVALS. Except as indicated on SCHEDULE 4.01(C), no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for, or in connection with, the issuance and sale of the Shares on the Closing Date, or the execution and delivery by the Company of, or for the performance by it of its obligations under, this Agreement and the Transaction Documents.

          (d) CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 70,000,000 shares of Common Stock, par value $.01 per share, of which 30,667,709 shares are issued and outstanding and 30,600 shares are treasury shares, and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share, of which 200,000 shares have been designated as Series A Preferred Stock, none of which are issued and outstanding, and 1,452,119 shares have been designated as Series B Preferred Stock, all of which are issued and outstanding. The Shares, when issued against payment of the purchase price set forth in Section 2.01, will be duly authorized, validly issued and fully paid and non-assessable and not subject to any lien, claim or encumbrance by reason of the Company's charter or by-laws or by reason of any other consensual action taken by the Company. The Dividend Shares and Conversion Shares at Closing will be duly authorized, validly issued, and fully paid and non-assessable. As of the date hereof, except as described or contemplated in the SEC Reports filed with respect to periods ending on or after December 29, 2001 and as set forth on SCHEDULE 4.01(D), there are no options, warrants, convertible securities or other rights to purchase shares of capital stock or other securities of the Company which are authorized, issued or outstanding, nor is the Company obligated in any other manner contingent or otherwise to issue shares of its capital stock or other securities or securities exercisable therefore or convertible therewith, and the Company has no obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, except as contemplated by this Agreement and the Transaction Documents. Except as described in the SEC Reports, and except as otherwise contemplated by the this Agreement and the Transaction Documents, no person is entitled to any preemptive right, right of first refusal or similar right with respect to the issuance of any capital stock of the Company, including the Shares, Dividend Shares and Conversion Shares.

          (e) REGISTRATION RIGHTS. As of the date hereof, except as set forth on
SCHEDULE 4.01(E), no person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

          (f) ENFORCEABILITY. The Company has duly authorized, executed and delivered this Agreement and the Transaction Documents to which it is a party, and this Agreement and the Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting


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creditors' rights generally and subject to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

          (g) ABSENCE OF CONFLICTS. Except as set forth in SCHEDULE 4.01(G), the Company's execution, delivery and performance of its obligations under this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) contravene its Certificate of Incorporation or By-laws, (ii) violate, conflict with or constitute a default under (with or without notice of lapse of time or both) any law, rule, regulation, order, judgment or decree applicable to or binding upon the Company or its properties, which violation would have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, (iii) constitute a breach or default under (with or without notice or lapse of time or both) or require any consent under any agreement or instrument to which the Company is a party or by which the Company or its properties is bound or affected, which breach or default, or the absence of such consent, would have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, or (iv) require any consent, permit, approval, action, filing or recording of any third party or U.S. federal, state and local, or any foreign, governmental authority.

          (h) FINANCIAL STATEMENTS. The Financial Statements are correct in all material respects, present fairly the financial condition and results of operations of the Company as of the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied.

          (i) SEC REPORTS. Since December 30, 2000, the Company has filed with the Commission all reports (the "SEC REPORTS") each in the form (including exhibits and any amendments thereto) required to be filed by it under the Exchange Act. All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. All financial statements contained in the SEC Reports have been prepared in accordance with GAAP consistently applied throughout the period indicated and in conformity with the SEC's Regulation S-X. Each balance sheet presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company for the periods then ended.

          (j) SECURITIES LAWS. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.02 hereof, the issuance of the Shares and the Dividend Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act and applicable state securities laws. Neither the Company nor its agents has solicited or will solicit any offers to sell or has offered to sell, or will offer to sell all or any part of the Shares to any person or persons so as to make the exemption from registration under the Securities Act unavailable.

          (k) BROKER'S FEE. No brokers or finders are entitled to compensation in connection with the sale of the Shares or the issuance of the Dividend Shares and Conversion Shares attributable to any agreement or commitment made by or on behalf of the Company.

          (l) EXEMPTION FROM STATE ANTI-TAKEOVER LAWS. No "moratorium," "control share acquisition," shareholder approval requirement, Company "poison pill" plan, or other form of anti-takeover statute or regulation applies to the transactions contemplated by this Agreement if such transactions are consummated in the manner contemplated by this Agreement.

          (m) RIGHTS AGREEMENT. Prior to the execution of this Agreement, the Company has amended its Amended and Restated Rights Agreement dated as of May 15, 1997 with American Stock Transfer & Trust Purchasers (the "RIGHTS AGREEMENT") so that the execution of this Agreement and the Transaction Documents and consummation of the transactions contemplated hereby and thereby do not and will not, with or without the passage of time, result in (i) the grant of any rights to any person under the Rights Agreement or enable or require Company's outstanding rights to be exercised, distributed or triggered,
(ii) the Purchasers or any of their Affiliates becoming an "Acquiring Person" (as defined in the Rights Agreement), or (iii) a "Distribution Date" (as defined in the Rights Agreement).

          (n) BOARD OF DIRECTORS. The members of the Board of Directors of the Company consist of nine members of which Mr. Dino Tabacchi and one designee of Carlyle have been duly elected as directors.

          (o) DEBT REDUCTION. On the Closing Date, Cadle shall have acquired all rights under the Fleet Loan Documents, the amount of indebtedness of the Company under the Fleet Loan Documents shall have been reduced to $2,000,000, and all events of default, defaults, and matters that with the passage of time would mature into defaults under the Fleet Loan Documents shall have been waived by Cadle as of the Closing Date. This Agreement and the Transaction Documents and consummation of the transactions contemplated hereby and thereby will not violate any provisions of the Fleet Loan Documents as revised. The Fleet Loan Documents as revised and as shall be in full force and effect on the Closing Date contain no financial covenants, negative covenants or affirmation covenants that could have a Material Adverse Effect on the Company and its subsidiaries taken as whole. None of the Company or any of its officers, directors, employees, agents or affiliates are parties to any side letters or other agreements with Cadle, Fleet or any of their respective officers, directors, employees, agents or affiliates other than the Sixth Loan Modification Agreement. None of the Company or any officers, directors, employee, agent or affiliate of the Company or any of its subsidiaries is affiliated with or otherwise related to Cadle or any of its officers, directors, employees, agents or affiliates.

          (p) NO PENDING TRANSACTIONS. Except for the transactions contemplated by this Agreement and the Transaction Documents, neither the Company nor any subsidiary is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person or entity that could result in (i) the sale, merger, consolidation or recapitalization of the Company or any subsidiary, (ii) the sale of all or substantially all of the assets of the Company or any subsidiary, or (iii) a change of control of more than five percent of the outstanding capital stock of the Company or any subsidiary.

          (q) DISCLOSURE. Neither this Agreement nor any of the Transaction Documents which the Company is a party nor any Exhibits or Schedules hereto or thereto, nor any report, certificate or instrument furnished to any Purchaser or its counsel in connection with the transactions contemplated hereby or thereby, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

          (r) LITIGATION. There is no suit, claim, action, proceeding, arbitration, hearing or investigation pending, or to the knowledge of the Company, threatened against the Company or any of its subsidiaries or any properties or assets, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

          (s) CHANGES. Since the meeting of the Board of Directors of the Company in November at which November estimated financial results were distributed, there has not been any material adverse change in the assets, liabilities, financial conditions, operating results of the Company and its subsidiaries taken as a whole, or events or circumstances that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     SECTION 4.02 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser, severally but not jointly, represents and warrants to the Company as follows:

          (a) INVESTMENT INTENT. Purchaser is acquiring the Shares on the Closing Date for its own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, and it has no present intention of distributing or selling such Shares. Such Purchaser understands that such Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and that the Company has no obligation to so register the Shares other than pursuant to the Registration Rights Agreement dated the Closing Date. Such Purchaser hereby agrees not to make any sale, transfer or other disposition of such Shares unless either (i) such Shares have been registered under the Securities Act and all applicable state and other securities laws and any such registration remains in effect or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to the Company that registration is not required under the Securities Act or under applicable securities laws.

          (b) OPPORTUNITY TO INVESTIGATE. The Purchaser (i) has had the opportunity to ask questions concerning the Company and all such questions posed have been answered to its satisfaction; (ii) has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Company; and (iii) has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

          (c) ACCREDITED INVESTOR. Such Purchaser is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

          (d) ENFORCEABILITY. Such Purchaser has duly authorized, executed and delivered the Transaction Documents to which it is a party, and this Agreement and such Transaction Documents constitute the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

          (e) BROKER'S FEE. Except as heretofore disclosed in writing by such Purchaser to the Company, no brokers or finders are entitled to compensation in connection with the sale of the Shares attributable to any agreement or commitment made by or on behalf of such Purchaser.

          (f) With respect to such Purchaser that is a corporation:

               (i) ORGANIZATION AND STANDING OF THE PURCHASER. Such Purchaser is a duly organized and validly existing corporation in good standing and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Purchaser and its subsidiaries taken as a whole.

               (ii) CORPORATE ACTION. Such Purchaser has all necessary corporate or other power and has taken all corporate or other action required to authorize its execution and delivery of, and its performance under, this Agreement and the Transaction Documents to which it is a party and has all necessary corporate power and has taken all corporate action required to authorize its purchase of the Shares and to consummate the other transactions contemplated by the Transaction Documents.

          (g) FOREIGN PURCHASERS. If such Purchaser resides in a country other than the United States, such Purchaser represents and warrants that the purchase of the Shares by such Purchaser is in compliance with the applicable laws of its jurisdiction.


                                    ARTICLE V
                                    COVENANTS

     SECTION 5.01 BOARD OF DIRECTORS. For a period of three years following the Closing Date, the Company's Board of Directors shall take such action as may be consistent with its fiduciary duties to cause the Board of Directors to remain consistent with its current composition subject to the following: (a) Mr. Tabacchi and one representative of Carlyle will be members of the Board of Directors of the Company, (b) Mr. Marco Brustio will be a director of the Company, and (c) the Board shall nominate an additional director who shall have significant financial and accounting expertise and who is neither employed by the Company nor an Affiliate of the Company as an employee or consultant and the identity and financial and accounting experience of such director shall be reasonably satisfactory to Carlyle; and (d) Mr. Tabacchi shall have the right to designate the director to fill the first vacancy on the Board of Directors of Company (other than vacancies caused by the resignation, removal or failure to nominate a director by Carlyle or Mr. Brustio) following the Closing.

     SECTION 5.02 TRANSACTION DOCUMENTS. The Company and each of the Purchasers covenant that each of them will execute and deliver at Closing the Transaction Documents to which it is a party. Each Purchaser covenants to each other Purchaser that it or its affiliate named therein will execute and deliver the Put and Right of First Refusal Agreement at Closing.

     SECTION 5.03 COOPERATION. Each party shall endeavor in good faith to perform and fulfill all conditions and obligations on their respective parts to be fulfilled or performed hereunder or under the other Transaction Documents, to the end that the transactions contemplated hereby and thereby will be fully and timely consummated.

     SECTION 5.04 DIVIDEND SHARES. Simultaneously with the Closing, the Company shall issue to each Carlyle entity the number of Dividend Shares set forth opposite the name of each Carlyle entity on Exhibit B attached hereto in payment of accrued and unpaid dividends on the shares of Series B Stock held by each of them to and including the date of this Agreement. At Closing, the Company will deliver to Carlyle evidence reasonably satisfactory to Carlyle that certificates representing the number of Dividend Shares issued to each Carlyle entity will be delivered to each Carlyle entity no later than two Business Days following the Closing Date. The Company covenants that the Dividend Shares when issued will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all liens, security interests, pledges, hypothecation and other encumbrances.

     SECTION 5.05 CONVERSION SHARES. Simultaneously with the Closing, the Company shall issue to each Carlyle entity the number of Conversion Shares set forth opposite the name of each Carlyle entity on Exhibit C attached hereto upon conversion of the number of shares of Series B Stock set forth opposite the name of each Carlyle entity on Exhibit C. At Closing, the Company will deliver to Carlyle, evidence reasonably satisfactory to Carlyle that certificates representing the number of Conversion Shares issued to each Carlyle entity will be delivered to each Carlyle entity no later than two Business Days following the Closing Date. The Company covenants that the Conversion Shares when issued will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all liens, security, interests, pledges, hypothecation and other encumbrances.

     SECTION 5.06 THIRD PARTY CONSENTS; REGULATORY MATTERS. Each of the Company and each Purchaser will (i) make on a prompt and timely basis all governmental or regulatory notifications, filings or submissions, under U.S. federal, state and local, and foreign, law, rules and regulations, necessary for the consummation of the transactions contemplated by this

Agreement and the Transaction Documents, and (ii) use reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other reasonable things necessary or appropriate to consummate the transactions contemplated by this Agreement. None of the Purchasers shall have any obligation to expend funds for the Company to consummate the transactions contemplated herein.

     SECTION 5.07 CANCELLATION OF CLASS I (MIRROR) AND CLASS II WARRANTS HELD BY CARLYLE. Simultaneously with the Closing and issuance of the Shares, Dividend Shares and Conversion Shares, the Carlyle entities and the Company covenant and agree that the Class I (Mirror) and Class II Warrants held by each Carlyle entity shall be marked cancelled on the books and records of the Company and will be of no further force and effect.


                                   ARTICLE VI
                          LIMITATIONS AND RESTRICTIONS

     SECTION 6.01 RESTRICTIONS ON SALES BY PURCHASERS. Subject to the provisions of Section 6.02 herein, each Purchaser agrees that until the date that is two years after the Closing Date, it will not, nor will it permit any of its Affiliates to, sell, solicit an offer to sell or propose to sell, any Shares purchased at the Closing except as follows:

          (a) each Purchaser may transfer Shares to any of its Affiliates or to any other Purchaser so long as such Affiliates or Purchaser agree in writing to be bound by the terms of this Article VI;

          (b) each Purchaser may transfer Shares to any of its Affiliates upon the occurrence of a Liquidity Event; and

          (c) each Purchaser may transfer Shares to any of its Affiliates if and to the extent permitted under Rule 144 promulgated under the Securities Act of 1933, as amended.

          (d) the Carlyle entities may transfer Shares pursuant to and in accordance with the Put and Right of First Refusal Agreement.

          (e) each Purchaser may transfer Shares, pursuant to the Registration Rights Agreement.

     SECTION 6.02 REGISTRATION RIGHTS. At or prior to the Closing, the Company shall execute and tender to the Purchasers for execution by them a Registration Rights Agreement (the "Registration Rights Agreement") in form and substance satisfactory to the Company and the Purchasers.

                                   ARTICLE VII
                                  MISCELLANEOUS

     SECTION 7.01 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission (receipt confirmed), (iii) sent by international overnight or express courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

        If to the Company:   Sight Resource Corporation
                             6725 Miami Avenue, Suite 102
                             Cincinnati, Ohio 45243
                             Attn: Chief Executive Officer
                             Fax:  (513)

           with a copy to:   Thompson Hine LLP
                             2000 Courthouse Plaza, N.E.
                             Dayton, Ohio 45402
                             Attn: J. Michael Herr, Esq.

     If to the Purchasers:   To the addresses set forth on EXHIBIT A

           With a copy to:   Carlyle Entities
                             c/o Carlyle Venture Partners, L.P.
                             1001 Pennsylvania Avenue
                             Suite 220 South
                             Washington, D.C.  20004
                             Attn: Ryan Schwarz
                             Fax:  (202) 347-1818

                             Wilmer, Cutler & Pickering
                             100 Light Street
                             Baltimore, MD 21202
                             Attn: John B. Watkins, Esq.

                             (If to Excalibur Investments B.V. or La Sesta S.A.)

                             Collier, Halpern, Newberg, Nolletti & Bock, LLP One North Lexington Avenue
                             White Plains, NY 10601
                             Attn: David A. Newberg, Esq.


     All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight or express courier, on the Business Day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the fifth Business Day following the day such mailing is made.

     SECTION 7.02 LEGENDS. Each Purchaser acknowledges that, until registered under the Securities Act and any applicable state securities laws or transferred pursuant to the provisions of Rule 144 promulgated under the Securities Act ("RULE 144"), each certificate representing a Share, whether upon initial issuance or upon any transfer thereof, shall bear a legend (and the Company and its transfer agent shall make a notation on its books of transfer to such effect), prominently stamped or printed thereon, in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION, HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT AND ANY SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION OR A WRITTEN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER OTHER APPLICABLE SECURITIES LAWS."

     SECTION 7.03 TERMINATION. If the Closing has not occurred on or prior to February 15, 2003, or if prior to the Closing the Company or any Purchaser has been notified that the U.S. Department of Justice or the Federal Trade Commission, or any other Federal, state or other governmental agency or instrumentality the consent or approval of which is contemplated by the terms of this Agreement or any other Transaction Document, is prepared to (a) seek a preliminary injunction to enjoin the consummation of the transactions contemplated hereunder or thereunder or (b) grant such consent or approval upon the condition that any material action or forbearance of action not otherwise specifically required of the party choosing to terminate pursuant to this
Section 7.03 be taken, then (i) the Company may terminate this Agreement by written notice to the Purchasers and (ii) the Purchasers may terminate this Agreement by written notice to the Company.

     SECTION 7.04 ACTION BY PURCHASERS. In any situation in which this Agreement either grants to the Purchasers as a group any rights or calls for the consent or waiver of the Purchasers as a group, such rights may be exercised, or such consent or waiver may be granted in writing by the Purchasers holding 80% of the Shares then held by all Purchasers (or if no Shares have then been purchased, by Purchasers entitled to purchase a majority of the Shares to be purchased.)

     SECTION 7.05 ENTIRE AGREEMENT. This Agreement, together with its Exhibits and Schedules, embodies the entire agreement and understanding between the parties hereto with respect to the provisions hereof and supersedes all prior oral or written agreements and understandings relating to the provisions hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     SECTION 7.06 MODIFICATIONS AND AMENDMENTS. The material terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

     SECTION 7.07 WAIVERS AND CONSENTS. Except as other than expressly provided herein, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by all parties to this Agreement. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     SECTION 7.08 ASSIGNMENT. The rights and obligations under this Agreement may not be assigned by any Purchaser on the one hand or by the Company on the other hand without the prior written consent of all other parties hereto (which consent shall not be unreasonably withheld), except that each Purchaser without the consent of the Company may assign this Agreement or any of its rights or obligations to an Affiliate of such Purchaser or to an entity (other than an entity that competes with the Company) with which the Purchaser shall merge or consolidate or to which the Purchaser shall sell or assign all or substantially all of its assets.

     SECTION 7.09 BENEFIT. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     SECTION 7.10 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

     SECTION 7.11 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     SECTION 7.12 INTERPRETATION. The parties hereto acknowledge and agree that:
(i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement. The Recitals and Exhibits and Schedules to this Agreement are hereby incorporated by reference herein.

     SECTION 7.13 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

     SECTION 7.14 ENFORCEMENT. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions (without the necessity of posting a bond) to prevent breaches of this Agreement by the other party.

     SECTION 7.15 NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

     SECTION 7.16 EXPENSES. The Company shall pay its own and each of the Purchasers fees and expenses (including reasonable attorneys fees, expenses, disbursements) in connection with this Agreement and the Transaction Documents, and the transactions contemplated hereby and thereby whether or not the transactions contemplated hereby and thereby are consummated.

     SECTION 7.17 CONFIDENTIALITY. Each of the Purchasers, on the one hand, and the Company, on the other hand, acknowledges and agrees that any information or data it has acquired from the other, not otherwise properly in the public domain, was received in confidence. Each party agrees not to divulge, communicate or disclose, or use to the detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof; PROVIDED that (i) the foregoing obligation with respect to the disclosure and use of such information shall not apply to any information which such party can reasonably demonstrate (prior to disclosure or, if immediate disclosure is required under clause (o) below, promptly after disclosure) (A) was at the time of disclosure to such party or thereafter, but prior to its disclosure by such party to any third party, through no fault of such party, publicly available (other than as a result of disclosure by such party), (B) has been disclosed to such party on a nonconfidential basis from a source other than any other party which, to such party's knowledge, was not prohibited from disclosing such information to such party by a legal, contractual, fiduciary or other obligation, (C) has been independently developed by the such party without the violation of any of my obligations under this Agreement, or (D) is required to be disclosed by applicable law (including, without limitation, the federal securities laws) and (ii) such party may, if required by subpoena or valid legal process, disclose any such information, but only to the extent so required and only after using its best efforts to give the other party or parties (as the case may be) prior notice of such required disclosure in order to afford such party or parties an opportunity to obtain an injunction, a protective order or other relief.

     SECTION 7.18 PUBLICITY. Neither the Purchasers on the one hand nor the Company on the other hand shall issue any press release or otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement or any of the Transaction Documents, without the prior written consent of the other, except as may be required by applicable law, rule or regulation. However, the parties recognize that the Company is a publicly held company obligated under the Federal securities laws to make disclosures of material events affecting it. Consequently, if the Company is advised by its counsel that it is required to make such announcement under Federal or state securities laws, the Company may make such announcement. The Company agrees promptly to inform the Purchasers of such advice by counsel, provide a copy of such announcement prior to disclosure and, if practicable, to give the Purchasers an opportunity to comment upon the form of any required announcement.

     SECTION 7.19 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. With regard to this Agreement and any other document relating to the transactions to be consummated under this Agreement, a party's execution may be evidenced by, and a party's delivery may be effected by, facsimile transmission.

     SECTION 7.20 OBLIGATIONS SEVERAL, NOT JOINT. The obligations of each Purchaser hereinunder and under the Transactions Documents are several and not joint. No Purchaser shall be liable for breach of this Agreement or any Transaction Document by any other Party hereto or thereto. Notwithstanding anything in this Agreement to the contrary, no Purchaser shall be obligated to purchase any Shares, or consummate any other transactions contemplated by this Agreement and the Transaction Documents unless each of the other Purchasers shall purchase the Shares set forth opposite the name on Exhibit A and executes and delivers this Agreement and each Transaction Document to which it is a party or causes its affiliates or designees to execute and deliver each Transaction Document to which it is a party.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company and the Purchasers have caused this Agreement to be executed in their names by their duly authorized officers or representatives effective as of the date first above written.


                                        THE COMPANY:

                                        SIGHT RESOURCE CORPORATION


                                        By /s/ Carene S. Kunkler
                                           -------------------------------------
                                           Carene S. Kunkler
                                           President & Chief Executive Officer


                                        PURCHASERS:

                                        /s/ E. Dean Butler
                                        ----------------------------------------
                                            E. DEAN BUTLER

                                        Number of Shares: 1,250,000
                                                          ---------
                                        Aggregate Purchase Price:  $250,000.00
                                                                   -----------

                                        EXCALIBUR INVESTMENTS B.V.

                                        By /s/ Dino Tabacchi
                                           -------------------------------------
                                           Name: Dino Tabacchi
                                           Title:

                                        Number of Shares: 5,500,000
                                                          ---------
                                        Aggregate Purchase Price: $1,100,000.00
                                                                  -------------

                                        LA SESTA S.A.

                                        By /s/ Marco Brustio
                                           -------------------------------------
                                           Name: Marco Brustio
                                           Title: Chairman

                                        Number of Shares: 3,000,000
                                                          ---------
                                        Aggregate Purchase Price $600,000.00
                                                                 -----------

                                        CARLYLE VENTURE PARTNERS, L.P.

                                        By /s/ Robert Grady
                                           -------------------------------------
                                           Name: Robert Grady
                                           Title: Managing Director

                                        Number of Shares: 1,940,295
                                                          ---------
                                        Aggregate Purchase Price $388,059.00
                                                                 -----------

                                        CARLYLE U.S. VENTURE PARTNERS, L.P.

                                        By /s/ Robert Grady
                                           -------------------------------------
                                           Name: Robert Grady
                                           Title: Managing Director

                                        Number of Shares: 257,335
                                                          -------
                                        Aggregate Purchase Price $51,467.00
                                                                 ----------

                                        C/S VENTURE INVESTORS, L.P.

                                        By /s/ Robert Grady
                                           -------------------------------------
                                           Name: Robert Grady
                                           Title: Managing Director

                                        Number of Shares: 396,255
                                                          -------
                                        Aggregate Purchase Price $79,251.00
                                                                 ----------

                                        CARLYLE VENTURE COINVESTMENT, L.L.C.


                                        By  /s/ Robert Grady
                                           -------------------------------------
                                           Name: Robert Grady
                                           Title: Managing Director

                                        Number of Shares: 156,115
                                                          -------
                                        Aggregate Purchase Price $31,223.00
                                                                 ----------

                                    EXHIBIT A

              NAME AND ADDRESS                            AGGREGATE NUMBER OF                  AGGREGATE
                OF PURCHASER                                SHARES PURCHASED                PURCHASE PRICE
                ------------                                ----------------                --------------
Carlyle Venture Partners, L.P.
c/o
The Carlyle Group                                              1,940,295                       $388,059
1001 Pennsylvania Ave. N.W.
Washington, DC 20004
Attn: Ryan Schwarz

Carlyle U.S. Venture Partners, L.P.
c/o
The Carlyle Group                                                257,335                        $51,467
1001 Pennsylvania Ave. N.W.
Washington, DC 20004
Attn: Ryan Schwarz

C/S Venture Investors, L.P.
c/o
The Carlyle Group                                                396,255                        $79,251
1001 Pennsylvania Ave. N.W.
Washington, DC 20004
Attn: Ryan Schwarz

Carlyle Venture Coinvestment, L.L.C.
c/o
The Carlyle Group                                                156,115                        $31,223
1001 Pennsylvania Ave. N.W.
Washington, DC 20004
Attn: Ryan Schwarz

E. Dean Butler
4325 Drake Road
Cincinnati, Ohio 45243-4209                                    1,250,000                       $250,000


              NAME AND ADDRESS                            AGGREGATE NUMBER OF                  AGGREGATE
                OF PURCHASER                                SHARES PURCHASED                PURCHASE PRICE
                ------------                                ----------------                --------------
Excalibur Investments B.V.
Leidseplein 98,                                                5,500,000                     $1,100,000
1017 PP Amsterdam
Postbus 782
1000 AT
Amsterdam

With a copy to:
Dino Tabacchi
Via Patriarcato 15
35100 Padova
ITALY

NO EIN


La Sesta S.A.
c/o MEVEA s.a.r.l.
(Attention Mr. R. Meneguz)                                     3,000,000                       $600,000
6-12 Place d' Armes
L-1136 Luxembourg


TOTALS:                                                       12,500,000                     $2,500,000

                                                                       EXHIBIT B


                           NAME OF CARLYLE ENTITY AND
                            NUMBER OF DIVIDEND SHARES
                     TO BE ISSUED BY COMPANY TO EACH OF THEM
                      IN LIEU OF PAYMENT OF CASH DIVIDENDS
                     SET FORTH OPPOSITE NAME OF EACH OF THEM



                                                                                          NUMBER OF SHARES OF COMMON
                                                                                            STOCK ISSUED IN LIEU OF
                                                                                           PAYMENT OF CASH DIVIDEND
                                                FISCAL QUARTER ENDED     ACCRUED CASH
             NAME                                                          DIVIDEND
Carlyle Venture Partners, L.P.                        11/30/02             $358,426                1,305,025
C/S Venture Investors, L.P.                           11/30/02             $73,199                  266,517
Carlyle U.S. Venture Partners, L.P.                   11/30/02             $47,537                  173,080
Carlyle Venture Coinvestment, L.L.C.                  11/30/02             $28,839                  105,003

                                                                       EXHIBIT C


                      NAME OF CARLYLE ENTITY AND NUMBER OF
                     CONVERSION SHARES ISSUED BY THE COMPANY
                    TO EACH CARLYLE ENTITY UPON CONVERSION OF
            SHARES OF SERIES B STOCK SET FORTH OPPOSITE NAME OF EACH



                                                          NUMBER OF SHARES OF COMMON
                                                         STOCK ISSUED UPON CONVERSION
                                                         OF SHARES OF SERIES B STOCK
                NAME

Carlyle Venture Partners, L.P.                                    2,288,773
C/S Venture Investors, L.P.                                         467,421
Carlyle U.S. Venture Partners, L.P.                                 303,551
Carlyle Venture Coinvestment, L.L.C.                                184,155

                                                                       EXHIBIT D



                                ESCROW AGREEMENT


                  This Escrow Agreement (the "Agreement") is made as of December__, 2002 by the undersigned purchasers (each a "Purchaser" and collectively the "Purchasers"), SIGHT RESOURCE CORPORATION, a Delaware Corporation ("SRC") and DONALD D. BUTLER (the "Escrow Agent").

                                    RECITALS:

                  WHEREAS, SRC and the Purchasers have agreed to enter into a Common Stock Purchase Agreement, dated December ___, 2002 (the "Purchase Agreement").

                  WHEREAS, capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                  WHEREAS, pursuant to the Purchase Agreement, the Purchasers will deposit funds into escrow on or prior to the execution of the Purchase Agreement.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. ESCROW AGENT. The Purchasers and SRC do hereby appoint the Escrow Agent as the escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment, subject to the terms and conditions contained in this Agreement.

                  2. PAYMENT INTO ESCROW. Each Purchaser will deposit with the Escrow Agent the amount set forth opposite his/her/its names on EXHIBIT A as the "Amount of Deposit" on or prior to the execution of the Purchase Agreement, in the aggregate amount of the Escrowed Funds. The Amount of Deposit shall be hereinafter referred to as the "Escrowed Funds." The Escrow Agent will hold the Escrowed Funds in escrow pursuant to the terms of this Agreement.

                  3. NO INTEREST ON THE DEPOSIT. The Escrow Agent shall invest the Escrowed Funds in a non-interest bearing account.

                  4. DISTRIBUTION OF THE ESCROWED FUNDS. The Escrow Agent shall hold and continue to hold the Escrowed Funds until the same are disbursed as provided in this Section 4 and in Section 6.

4.1 At the Closing of the Purchase Agreement, and subject to satisfaction or waiver of applicable conditions as set forth in the Purchase Agreement, the Escrow Agent shall pay the entire amount of the Escrowed Funds to SRC as payment for the Shares under the Purchase Agreement. If so instructed by SRC, the Escrow Agent shall transmit all or a portion of the Escrowed Funds to Fleet National Bank ("Fleet") for application against amounts owing by SRC to Fleet.

                  4.2 If the Closing Date does not occur prior to [FEBRUARY 15, 2003,] then on or promptly after such date, the Escrow Agent shall return to each Purchaser the amount such Purchaser contributed to the Escrowed Funds in accordance with the written instructions of such Purchaser.

                  5. TERMINATION. The escrow provided hereunder shall expire completely upon the release of all Escrowed Funds, and this Agreement, except for the provisions of Sections 6.3 and 6.7 hereof, shall terminate.

                  6. ESCROW AGENT

                  6.1 ESCROW AGENT'S FEES. Escrow Agent shall not charge for its services under this Agreement. SRC shall reimburse Escrow Agent to the extent that Escrow Agent properly incurs fees and expenses in carrying out its duties under this Agreement.

                  6.2 DUTIES AND RESPONSIBILITIES. The duties and responsibilities of the Escrow Agent hereunder shall be limited to those expressly set forth in this Agreement, and the Escrow Agent shall not be bound in any way by any other contract or agreement between the parties hereto, whether or not the Escrow Agent has knowledge of any such contract or agreement or of the terms or conditions thereof. In the event the Escrow Agent shall be uncertain as to any duties or responsibilities hereunder or shall receive instructions from any of the parties hereto with respect to the Escrowed Funds which in its belief are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed to do so in writing by order of a court of competent jurisdiction (the time for all appeals therefrom having expired) in proceedings which the Escrow Agent or any other party hereto shall be entitled to commence. The Escrow Agent may act upon any instrument or other writing (including wire transfer instructions) believed in good faith to be genuine and to be signed and presented by the proper person or persons and may assume that any person purporting to give notice, instruction, consent or request or acknowledge receipt in connection with the provisions hereof has been duly authorized to do so and that the same is properly made or given. The Escrow Agent may rely upon any order, judgment, certification, demand or other writing delivered to it without being required to determine the propriety or validity of the service thereof or the jurisdiction of any court.

                  6.3 LIABILITY. The Escrow Agent undertakes to perform such duties as are expressly set forth herein and no additional duties or obligations shall be implied hereunder. The duties of the Escrow Agent are purely ministerial in nature and shall not be construed as fiduciary and the Escrow Agent will not be liable for any error in judgment, or for any mistake of fact or law, or for any act done or step taken or omitted by it in good faith, or for anything which it may do or refrain from doing in connection herewith, except for willful misconduct or gross negligence. Accordingly, and without limiting the foregoing, the Escrow Agent shall not incur any such liability with respect to (a) any action taken or omitted under this Agreement, except for willful misconduct or gross negligence, or (b) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for herein, not only as to its due execution by an authorized person and as to the validity and effectiveness of such instrument, and also as to the truth and accuracy of any information contained therein. In no event will the Escrow Agent be liable for indirect, punitive, special or consequential damages.

                  6.4 DISPUTES. In the event of a dispute between any of the parties hereto sufficient in the discretion of the Escrow Agent to justify its doing so, the Escrow Agent shall be entitled to tender the Escrowed Funds into the registry or custody of any court of competent jurisdiction, to initiate such legal proceedings as it deems appropriate, and pursuant thereto, to be discharged from all further duties and liabilities under this Agreement with respect to the Escrowed Funds so tendered. Any such legal action may be brought in any such court as the Escrow Agent shall determine to have jurisdiction with respect to such matter. The filing of any such legal proceedings shall not deprive the Escrow Agent of its rights to indemnification hereunder.

                  6.5 ATTACHMENT. In the event all or any part of the Escrowed Funds shall be attached, garnished or levied upon pursuant to any court order, or the delivery thereof shall be stayed or enjoined by a court order, or any other order, judgment or decree shall be made or entered by any court affecting the Escrowed Funds or any part hereof or any act of the Escrow Agent, the Escrow Agent is authorized to obey and comply with all writs, orders, judgments or decrees so entered or issued by any such court, without the necessity of inquiring whether such court has jurisdiction; and if the Escrow Agent obeys or complies with any such writ, order, or decree, it shall not be liable to the parties hereto or any other person by reason of such compliance.

                  6.6 LEGAL ACTION. The Escrow Agent shall have no duty to incur any out-of-pocket expenses or to take any legal or other action in connection with this Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding that would result in or might require it to incur any cost, expense, loss, or liability, unless and until it shall be indemnified with respect thereto in accordance with Section 6.7 of this Agreement.

                  6.7 INDEMNIFICATION. The Purchasers and SRC jointly and severally hereby agree to indemnify and hold harmless the Escrow Agent (and its officers, directors, employees and agents) against any and all cost, loss, damage, disbursement, liability, and expense, including reasonable attorneys' fees, which may be imposed upon or incurred by the Escrow Agent hereunder, or in connection with the performance of its duties hereunder, including any litigation arising out of this Agreement, or involving the subject matter hereof.

                  6.8 RESIGNATION. The Escrow Agent, and the Escrow Agent's successors hereinafter appointed, may at any time resign by giving notice in writing to the Purchasers and SRC and shall be discharged of all duties hereunder upon the appointment of a successor escrow agent which shall be appointed by mutual agreement of the SRC and the unanimous consent of the Purchasers. If the parties are unable to agree on a successor escrow agent within 10 days after such notice, any of such parties may petition a court of competent jurisdiction to appoint one. From the date upon which the Escrow Agent sends notice of any resignation until the acceptance by a successor escrow agent appointed as provided herein, the Escrow Agent's sole obligation hereunder shall be to hold the Escrowed Funds delivered to it in accordance with this Agreement.

                  7. MODIFICATION OR AMENDMENT. No modification or amendment of any provision of this Agreement shall be effective unless made in a written instrument, duly executed by the party to be bound thereby, which refers specifically to this Agreement and states that an amendment or modification is being made in the respects set forth in such instrument.

                  8. NOTICES. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any provisions of this Agreement shall be deemed to have been duly given or made for all purposes if (i) hand delivered, (ii) sent by a nationally recognized overnight courier or (iii) sent by telephone facsimile transmission (with prompt oral confirmation of receipt) as follows:


         If the Escrow Agent:               Donald D. Butler
                                            7 Spring Knoll Drive
                                            Cincinnati, Ohio 45227
                                            Fax:

     IF TO THE PURCHASERS:                  TO THE ADDRESSES SET FORTH OPPOSITE EACH PURCHASER'S
                                            name on EXHIBIT A

         If to SRC:                         Sight Resource Corporation
                                            6725 Miami Avenue
                                            Cincinnati, Ohio 45243
                                            Phone: (513) 527-9700
                                            Fax: (513) 527-9708

         With a copy to:                    J. Michael Herr, Esq.
                                            Thompson Hine LLP
                                            2000 Courthouse Plaza, N.E.
                                            P.O. Box 8801
                                            Dayton, Ohio 45401-8801


or at such other address as any party may specify by notice given to the other party in accordance with this Section 8. The date of giving of any such notice shall be the date of hand delivery, the date sent by telephone facsimile, and the day after delivery to an overnight courier service.

                  9. COUNTERPARTS. This Agreement may be executed by one or more counterparts, each of which independently shall be deemed to be an original and all taken together shall constitute one instrument.

                  10. WAIVERS AND CONSENTS. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party or parties entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

                  11. ASSIGNMENT. The rights and obligations under this Agreement may not be assigned by the parties hereto without the prior written consent of the other parties.

                  12. GOVERNING LAW. This Agreement shall be exclusively governed by and construed in accordance with the domestic laws of the State of Ohio without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio.

                  13. SEVERABILITY. In the event that any word, phrase, clause, sentence, or other provision of this Agreement shall violate or be deemed unenforceable under any applicable statute, ordinance, or rule of law in the jurisdiction which governs this Agreement, such provisions shall be ineffective to the extent of such violation without invalidating any other provision hereof.

                  14. ENTIRE AGREEMENT. This Agreement and the documents referred to herein shall constitute the complete and entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous oral, written or implied negotiations and commitments and any other writing with respect to such subject matter.

                  15. FORCE MAJEURE. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, earthquakes or other disasters.


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.



         SIGHT RESOURCE CORPORATION

                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
         TITLE:
               --------------------------

                                                ESCROW AGENT


                                                -------------------------------
                                                DONALD D. BUTLER

     PURCHASERS

                                         ------------------------------
                                         E. Dean Butler


                                         EXCALIBUR INVESTMENTS B.V.


                                         By:
                                               ---------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------



                                         EURO VENTURES EQUITY HOLDINGS B.V.


                                         By:
                                               ---------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                         LA SESTA


                                         By:
                                               ---------------------------------
                                         Name:      MARCO BRUSTIO
                                               ---------------------------------
                                         Title:
                                                --------------------------------




                                                 [CARLYLE ENTITIES]


                                         By:
                                               ---------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                             EXHIBIT A - PURCHASERS


NAME                            ADDRESS                           NUMBER OF SHARES             AMOUNT OF DEPOSIT
----                            -------                           ----------------             -----------------
E. Dean Butler                  4325 Drake Road
                                Cincinnati, Ohio 45243

La Sesta S.A.                   Siege Social 26 Boulevard
                                Royal L-2449
                                LUXEMBOURG

Euro Ventures Equity Holdings   Leidseplein 98,
B.V.                            1017 PP Amsterdam
                                Postbus 782
                                1000 AT
                                Amsterdam

Excalibur Investments B.V.      Leidseplein 98,
                                1017 PP Amsterdam
                                Postbus 782
                                1000 AT
                                Amsterdam

Carlyle Entities




                                TOTAL:


                                                                       EXHIBIT E


                    PUT AND RIGHT OF FIRST REFUSAL AGREEMENT



                                    [Omitted]

                                                                       EXHIBIT F


                                                                        12/31/02

                           SIGHT RESOURCE CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of this 31st day of December, 2002 (the "Effective Date"), is made and entered into by and among SIGHT RESOURCE CORPORATION, a Delaware corporation (the "Company"), and the persons listed on EXHIBIT A attached hereto (each a "Purchaser" and collectively the "Purchasers").

                  A. The Company entered into a certain Common Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement") with each Purchaser, for the purchase by each Purchaser, and the issuance and sale by the Company, of the number of shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, set forth opposite the name of each Purchaser on EXHIBIT A attached hereto and incorporated by reference herein, subject to the terms and conditions specified therein.

                  B. The Purchase Agreement provides that simultaneously with the closing of the issuance and sale of shares of Common Stock by the Company, and the purchase of shares of Common Stock by each Purchaser, the Company shall issue to each Carlyle entity the number of shares of Common Stock set forth opposite the name of such Carlyle entity on EXHIBIT B attached thereto and incorporated by reference herein in payment of accrued and unpaid dividends on shares of Series B Convertible Preferred Stock, par value $ .01 per share (the "Series B Stock").


                  C. The Purchase Agreement provides that simultaneously with the closing of the issuance and sale of shares of Common Stock by the Company, and the purchase of shares of Common Stock by each Purchaser, each share of Series B Stock held by each Carlyle shall convert into the number of shares of Common Stock of the Company set forth opposite the name of each Carlyle entity on EXHIBIT C.

                  D. The Company has agreed to provide the registration rights set forth in this Agreement for the benefit of each Purchaser and its direct and indirect transferees successors and assigns upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:


DEFINITIONS

Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement. For the purposes of this Agreement the following Capitalized terms shall have the following meanings:

          "AFFILIATE" has the meaning ascribed to that term in Rule 12b-2 under the Exchange Act (as defined below), or any successor rule.

          "CARLYLE" means Carlyle Venture Partners, L.P., C/S Venture Investors, L.P., Carlyle U.S. Venture Partners, L.P. and Carlyle Venture Coinvestment, L.L.C.


          "COMMON STOCK" means (a) the common stock, par value $.01 per share, of the Company, (b) any other capital stock of the Company, however designated, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of dividends and liquidating dividends or payments after the payment of dividends and distributions on any shares entitled to preference, (c) all securities of the Company convertible into, exercisable for or exchangeable for shares of Common Stock of the Company; (d) any other securities into which or for which any of the securities described in (a), (b), (c) and (d) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or other similar transaction; and (e) in the case of (a),
(b) and (d) as adjusted for stock splits, reverse stock splits and stock dividends declared and paid thereon.

          "COMMISSION" means the U.S. Securities and Exchange Commission or any other governmental authority from time to time administering the Securities Act.

          "CONVERSION SHARES" means the shares of Common Stock issued to Carlyle on December 31, 2002 upon conversion of the shares of Series B Stock held by Carlyle as set forth on EXHIBIT C to this Agreement, as adjusted for stock splits, reverse stock splits and Common Stock dividends declared and paid thereon, and securities issued with respect thereof in connection with any recapitalization, merger, sale of assets or similar transaction.

          "DTC" means the Depository Trust Company. "

          DIVIDEND SHARES" means the shares of Common Stock issued to Carlyle on December 31, 2002 in payment of accrued as unpaid shares of Series B Stock held by Carlyle as set forth on EXHIBIT B to this Agreement, as for stock splits, reverse stock splits and Common Stock dividends declared and paid thereon, and securities issued with respect thereof in connection with any recapitalization, merger, sale of assets or similar transactions.

          "EFFECTIVE DATE" means December 31, 2002.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute and the rules and the regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "NASD" means the National Association of Securities Dealers, Inc.

          "PERSON" means any natural person, firm, partnership, association, corporation, company, joint venture, unincorporated association, trust, business trust, government or department or agency of a government, limited liability company or other entity.

          "PROSPECTUS" means the prospectus included in any Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule
430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering or any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement, or, as the context may require, under the Exchange Act or applicable state securities laws.

          "REGISTRABLE SECURITIES" means (a) the shares of Common Stock purchased by each Purchaser pursuant to the Purchase Agreement (b) all Dividend Shares, (c) all Conversion Shares, and (d) any capital stock or other securities of the Company issued or issuable with respect to the Common Stock, (i) upon any conversion or exchange thereof, (ii) by way of stock dividend or other distribution, stock split or reverse stock split, or (iii) in connection with a combination of shares or recapitalization, or reorganization, merger or sale of assets. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (B) the Company is current in making its filings pursuant to the Exchange Act and such securities become eligible to be distributed to the public in reliance upon Rule 144 (or any successor provision) under the Securities Act, PROVIDED THAT at the time such securities are proposed to be disposed of, they may be sold under Rule 144 without any limitation on the amount of such securities which may be sold or (C) they shall have ceased to be outstanding. Registrable Securities that have cease to be Registrable Securities pursuant to clause (B) of the foregoing sentence shall again become Registrable Securities if the Company fails to remain current in making its filings pursuant to the Exchange Act.

          "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in compliance with Articles 2, 3 and 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for Carlyle, and one counsel for all the other Purchasers, in an amount in each case not to exceed $15,000, and all blue sky and state securities law fees (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company); PROVIDED, HOWEVER, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriter's commissions or discounts attributable to the Registrable Shares.

          "REGISTRATION STATEMENT" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "RULE 144" means Rule 144 (or any successor provision) under the Securities Act.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "SPECIAL REGISTRATION" means the registration of shares of equity securities and/or options or other rights in respect thereof to be offered solely to directors, members of management, employees, consultants or sales agents, distributors or similar representatives of the Company or its direct or indirect Subsidiaries, solely on Form S-8 or any successor form, a registration on Form S-4 with respect to any merger, consolidation or acquisition, or a registration on another form not available for registering Registrable Securities for sale to the public.

          "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" means a registration in which securities of the Company (including Registrable Securities) are sold to an underwriter for reoffering to the public.

DEMAND REGISTRATION

     REQUEST FOR REGISTRATION. Subject to the provisions of Section 2(d) and
     Article 8, at any time or from time to time, commencing one (1) year after the Effective Time, one or more of the Purchasers holding Registrable Securities constituting at least [25%] of the total shares of Registrable Securities then outstanding may request the Company to register for sale under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting Purchasers for sale in the manner specified in such notice. A request for registration pursuant to this
     Article 2 (a "Demand Registration") shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method or disposition thereof by such Purchasers PROVIDED, HOWEVER, that at least twelve months shall have elapsed between each Demand Registration.

     OBLIGATION TO EFFECT REGISTRATION. Following receipt of any notice for Demand Registration under this Article 2, the Company shall promptly give written notice of such requested registration to all Purchasers. Such Purchasers shall have the right, by giving written notice to the Company within twenty (20) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Securities as such Purchasers may request in such notice of election. Thereupon, the Company shall use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been requested to so register; PROVIDED that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Securities requested to be registered by all Purchasers may not be included in the offering, then all Purchasers who have requested registration shall participate in the offering in accordance with Section 2(h).

     REGISTRATION STATEMENT FORM. Registrations under this Article 2 shall be on such appropriate form of Registration Statement of the Commission as shall be selected by the Company and available to it under the Securities Act. The Company agrees to include in any such Registration Statement all information which, in the opinion of counsel to the Company, is required to be included therein under the Securities Act.

     LIMITATIONS ON REGISTRATION. The Company shall not be required to effect more than two (2) Demand Registrations pursuant to this Article 2. The Company shall not be required to effect the Demand Registration if the Purchasers propose to sell the Registrable Securities at an aggregate price to the public of less than $1,000,000. The Company shall not be required to effect any such registration (other than on Form S-3 or any other successor form relating to secondary offerings) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date ninety (90) days immediately following the effective date of, any registration statement (other than a Special Registration) pertaining to the securities of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective. The Company shall not be required to effect the Demand Registration within one hundred twenty (120) days after the effective date of a Registration Statement filed by the Company covering an underwritten public offering in which the Purchasers of Registrable Securities shall have been entitled to participate pursuant to Articles 3 and 4 hereof.

     INCLUSION OF OTHER SECURITIES. The Registration Statement filed pursuant to the request of the Purchasers may, subject to the provisions of Section 2(h), include other securities of the Company with respect to which registration rights have been granted ("Section 2 Other Shares"), and may include securities of the Company being sold for the account of the Company. If the Company shall request inclusion in any registration, securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 2(a), the Purchasers shall offer to include such securities in the underwriting subject to the provisions of Section 2(h).

     EFFECTIVE REGISTRATION STATEMENT. A Demand Registration shall not be deemed to have been effected unless a Registration Statement covering all of the Registrable Securities requested to be included in such registration by the holders thereof and as reduced, if necessary, in accordance with Section 2(g) hereto has been declared effective by the Commission and remains continually effective for the period specified in Section 6(b).

     SUSPENSION. If the Board of Directors of the Company, in its good faith judgment, determines that any registration under the Securities Act of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization, merger, or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), (i) the Company may postpone filing a Registration Statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than one hundred twenty (120) days, and (ii) in case a Registration Statement has been filed relating to a Demand Registration, the Company may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement until such Valid Business Reason no longer exists, but in no event for more than one hundred twenty (120) days (the "Postponement Period"); PROVIDED, HOWEVER, that in no event shall the Company be permitted to postpone or withdraw a Registration Statement within one hundred twenty (120) days after the expiration of any Postponement Period.

     ALLOCATION. If any Demand Registration involves an underwritten offering and the managing underwriter of such offering shall advise the Company that, in its view, the number of Registrable Securities and other shares of Common Stock of the Company with registration rights (the "Section 2 Other Shares") requested to be included in such registration exceeds the largest number that can be sold in an orderly manner in such offering within a price range acceptable to the Purchasers requesting the registration, the Company shall include in such registration:first, to each Purchaser requesting registration pursuant to either Section 2(a) or 2(b), pro rata on the basis of the number of shares of Registrable Securities held by such Purchaser that such Purchaser had requested to be included in the registration, provided however, if any Purchaser does not request inclusion of the maximum number of shares of Registrable Securities allocated to such Purchaser pursuant to the above-described procedure, the remaining portion of his/her/its allocation shall be reallocated among the remaining Purchasers whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities held by such remaining Purchasers had requested to be included in the registration, and this procedure shall be repeated until all of the shares of Registrable Securities which may be included in the registration on behalf of the Purchasers have been so allocated, thereafter, to the selling holders of
     Section 2 Other Shares, and thereafter to the Company. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Section 2(h) in order to include shares held by stockholders with no registration rights or to include founder's stock or any other shares of stock issued to employees, officers, directors, or consultants pursuant to the Company's employee stock option plans in order to include in such registration securities registered for the Company's own account.

PIGGYBACK REGISTRATION

     INCLUSION IN PIGGYBACK REGISTRATION. If the Company at any time, proposes to register any of its securities under the Securities Act (other than pursuant to Article 2, Article 3 or a Special Registration), or if any holder of securities of the Company pursuant to which demand registration rights have been granted by the Company exercises its demand registration rights with respect to such securities ("Article 3 Other Shares") whether or not for sale for its own account, (an "Other Registration"), the Company shall each such time, prior to such filing, give prompt written notice to all Purchasers and, upon the written request of any Purchaser given to the Company within twenty (20) days after the Company has provided such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall use reasonable efforts to cause all Registrable Securities that the Company has been requested by the Purchasers thereof to register to be so registered under the Securities Act to the extent necessary to permit their disposition in accordance with the intended methods of distribution specified in the request of such Purchaser; PROVIDED that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company or the holders of such Article 3 Other Shares, as applicable, shall determine for any reason not to register any securities pursuant to such Other Registration, the Company may, at its election, give written notice of such determination to each Purchaser that was previously notified of such registration, and, thereupon, shall not register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Purchaser to request that a registration be effective under Article 2.

     TERMS OF UNDERWRITING. In connection with any offering under this Article 3 involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such offering unless the Purchaser who is the holder thereof accepts the terms and enters into an underwriting agreement, if any, of the underwriting as agreed upon between the Company and the underwriters selected by it provided that such terms must be reasonably satisfactory in substance and form to the Purchaser and consistent with this Agreement, and then only in such quantity as will not, in the opinion of the managing underwriter, jeopardize the success of the offering by the Company or the holders of Article 3 Other Shares, as applicable. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Article 3(c).

     ALLOCATION. If any Other Registration involves an underwritten offering and the managing underwriter of such offering shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the largest number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration:in the event of a Company initiated Other Registration, first to the Company for securities being sold for its own account, or in the event of an Other Registration initiated by holders of Article 3 Other Shares, first to the demanding holders of such Article 3 Other Shares.
     Thereafter the number of shares to be included in the registration shall be allocated among the Purchasers with respect to the Registrable Securities, and the holders of other securities of the Company with respect to which the Company has granted piggyback registration rights (the "Other Piggyback Securities"), that have exercised their respective piggyback registration rights, such that the Purchasers and the holders of the Other Piggyback Securities shall have their shares included pro rata on the basis of the number of shares of Registrable Securities held by the Purchasers and the number of shares of Other Piggyback Securities held by the other selling stockholders that such Purchasers and selling stockholders had requested to be included in the registration; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Piggyback Securities to be included in such registration. Notwithstanding the foregoing provisions, the Company may withdraw any Registration Statement referred to in Article 3(a), without thereby incurring any liability to the Purchasers (but the Company shall nevertheless pay the Registration Expenses in connection therewith). If any Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

REGISTRATION ON FORM S-3
     In addition to the rights provided in Articles 2 and 3, if at any time, commencing two (2) years after the Effective Date, (i) any Purchaser or Purchasers request that the Company file a registration statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would be at least $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any comparable or successor form thereto to register such shares, then the Company shall use reasonable efforts to register under the Securities Act on Form S-3 or any comparable or successor form thereto, for public sale in accordance with the method of disposition specified in such request and the number of shares of Registrable Securities specified in such request. Whenever the Company is required by this Article 4(a) to use reasonable efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Article 2, including but not limited to the requirement that the Company notify all Purchasers from whom notice has not been received and provide them with the opportunity to participate in the offering, shall apply to such registration, PROVIDED, HOWEVER, that except as provided above, there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 4(a). Notwithstanding any other provision of this Section 4(a) if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten,
     (i) the Purchasers of Registrable Securities shall have priority over the Company and all other Persons, and (ii) as among such Purchasers, such limitation will be imposed pro rata with respect to all Registrable Securities whose holders have requested inclusion in such registration pursuant to this Section 4(a). The Company shall use reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms.

ALLOCATION OF EXPENSES
     The Company will pay all Registration Expenses of all registrations under this Agreement.

OBLIGATIONS OF THE COMPANY
If and whenever the Company is required to use best efforts to effect the registration under the Securities Act of any Registrable Securities pursuant to Articles 2, 3 and 4 of this Agreement, the Company shall:
     file with the Commission, as soon as practicable, a Registration Statement with respect to such Registrable Securities, make all required filings with the NASD and/or any other applicable exchange, and use best efforts to cause such Registration Statement to become effective at the earliest possible date and remain effective; prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith and such other documents as may be necessary to keep the Registration Statement effective until the later of
     (i) one hundred twenty (120) days after the effective date of such Registration Statement or (ii) the consummation of the disposition by the Purchasers of all the Registrable Securities covered by such Registration Statement and otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; furnish to each seller of such securities the number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case, including all exhibits, the numbers of copies of the Prospectus included in such Registration Statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller; use its reasonable efforts to register or qualify and cooperate with the Purchasers, the underwriters and their respective counsels in connection with the registration or qualification (or exemption from such registration or qualification) of the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each seller shall request; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject; in connection with an underwritten public offering only, furnish to each underwriter in a signed counterpart, addressed to the underwriters, of an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the Registration Statement, and a letter from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the Prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; immediately notify each Purchaser and each underwriter under such registration statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such Purchaser a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; comply with all applicable rules and regulations under the Securities Act and Exchange Act; promptly notify each Purchaser of Registrable Securities covered by such Registration Statement, their counsel and the underwriters (i) when such Registration Statement, or any post-effective amendment to such Registration Statement, shall have become effective, or any amendment of or supplement to the Prospectus used in connection therewith shall be filed,
     (ii) of any request by the Commission to amend such Registration Statement or to amend or supplement such Prospectus or for additional information,
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for any of such purposes, (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes and (v) if at any time when a Prospectus is to be required by the Securities Act to be delivered in connection with the sale of the Registrable Securities, the representations and warranties of the Company contained in any agreement (including the underwriting agreement contemplated in Section 7(b) below), to the knowledge of the Company, cease to be true and correct in any material respect; cooperate with the Purchasers and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with DTC, and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters, if any, or Purchasers may reasonably request at least two (2) business days prior to any sale of Registrable Securities in a firm commitment underwritten public offering; use its reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with, and to obtain the consent or approval of, each governmental agency or authority, whether federal, state, local or foreign, which may be required to effect such registration or the offering or sale in connection therewith or to enable the sellers to offer, or to consummate the disposition of, the Registrable Securities subject to such Registration Statement, except as may be required solely as a consequence of the nature of such seller's business, in which case the Company will cooperate with all reasonable respects with the filing of the Registration Statement and the granting of such approvals; prior to the effective date of the Registration Statement, (i) provide the registrar for the Common Stock or such other Registrable Securities with printed certificates for such securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for such securities; the Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, which refers to any seller of any securities covered thereby by name, or otherwise identifies such seller as the holder of any securities of the Company, without the consent of such seller, such consent not to be unreasonably withheld, except that no such consent shall be required for any disclosure that is required by law.
         In connection with each registration hereunder, the Purchasers will furnish to the Company in writing such information required by the Company with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws. The Company shall not be obligated to register the Registrable Securities of any Purchaser who fails promptly to provide to the Company such information as the Company may reasonably request at the time to enable the Company to comply with applicable laws or regulations or to facilitate preparation of the registration statement, including any information that the Purchaser fails to provide on the basis that such information would violate any law or any contractual arrangement.

UNDERWRITTEN OFFERINGS

The provisions of this Article 7 do not establish additional registration rights but instead set forth procedures applicable, in addition to those set forth in Articles 2, 3 and 4, to any registration that is an underwritten offering.

     UNDERWRITTEN OFFERINGS EXCLUSIVE. Whenever a request for Demand Registration is for an underwritten offering, only securities that are to be distributed by the underwriters may be included in the Registration.

     UNDERWRITING AGREEMENT. If requested by the underwriters for any underwritten offering by Purchasers pursuant to a request for Demand Registration, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and Purchasers of a majority of the Registrable Securities to be covered by such registration and to the underwriters and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type.

     SELECTION OF UNDERWRITERS. The Company shall have the right to select any underwriters to administer any underwritten offerings hereunder, subject to the consent of the Purchasers of a majority of the Registrable Securities to be registered pursuant to such offering, which shall not be unreasonably withheld.

PREPARATION, REASONABLE INVESTIGATION

In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, the Company shall give the Purchasers of Registrable Securities to be so registered and their underwriters, if any, and their respective counsel and accountants, such access to all pertinent financial, corporate, and other documents and properties of the Company and its Subsidiaries, and such opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have issued audit reports on its financial statements as shall be necessary, in the opinion of such Purchasers' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

OTHER REGISTRATIONS
If and whenever the Company is required to use its best efforts to effect the registration under the Securities Act of any Registrable Securities pursuant to Articles 2, 3 or 4, and if such registration shall not have been withdrawn or abandoned, the Company shall not be obligated to and shall not file any Registration Statement with respect to any of its securities (including Registrable Securities) under the Securities Act (other than a Special Registration), whether of its own accord or at the request or demand of any holder or holders of such securities, until a period of 90 days shall have elapsed from the effective date of such previous registration, PROVIDED that the Company shall not be excused from filing a Registration Statement by virtue of this Article 9 more than once in a 360 day period.

CERTAIN OBLIGATIONS OF PURCHASERS
     The Company may require each Purchaser of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Purchaser and the intended method of disposition of such securities as the Company may from time to time reasonably request and as shall be required to effect the registration of such Purchaser's Registrable Securities. Each such Purchaser agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Purchaser not materially misleading. Each Purchaser of Registrable Securities covered by a Registration Statement agrees that, upon receipt of any notice from the Company pursuant to Section 6(g), such Purchaser will promptly discontinue the disposition of Registrable Securities pursuant to such Registration Statement until such Purchaser shall have received, in the case of clause
     (i) of Section 6(g), notice from the Company that such Registration Statement has been amended, as contemplated by Section 6(g), and, in the case of clause (ii) of Section 6(g), copies of the supplemented or amended Prospectus contemplated by Section 6(g). If so directed by the Company, each Purchaser will deliver to the Company all copies, other than permanent file copies, in such Purchaser's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in
     Section 6(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such Registration Statement shall have received copies of the supplemented or amended Prospectus covering such Registrable Securities contemplated by
     Section 6(g).

INDEMNIFICATION AND CONTRIBUTION
     In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such securities, its directors, officers, and employees, each other Person who participates as an underwriter, broker or dealer in the offering or sale of such securities, and each other person, if any, who controls such seller, underwriter, broker, dealer or any such participating Person within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which such seller or any such director, officer, employee, underwriter, broker, dealer, participating Person, or controlling Person may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or Prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company shall reimburse such seller and each such director, officer, employee, underwriter, broker, dealer, participating Person, and controlling Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred; PROVIDED, HOWEVER, that the Company will not be liable to any of such seller, underwriter, participating Person or controlling person, as the case may be, in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, or Prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter, participating Person or controlling Person, as applicable, specifically for use in the preparation thereof. The limitation on liability in the foregoing sentence shall only limit the Company's liability to such Person who provided such information to the Company and shall not serve to limit the rights of any other Person to indemnification under this Article 11(a). The indemnity agreement contained in this Article 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company. In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of such securities, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which the Company, such directors and officers, underwriters, or controlling Persons may become subject under the Securities Act, Exchange Act, state securities or blue sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller for use in connection with the preparation of such Registration Statement, preliminary prospectus, Prospectus, amendment, or supplement; PROVIDED, HOWEVER, that the liability of each such seller hereunder shall be in proportion to and limited to the gross amount received by such seller from the sale of Registrable Securities sold in connection with such registration. Each party entitled to indemnification under this Article 11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld);

     and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article 11, except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests or conflicts between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.
     If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnified Party, other than by reason of the exceptions provided in this Article 11, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by the Indemnifying Party as a result of such losses, claims, damages liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Indemnified Party and each of the Indemnifying Party's or such Indemnified Party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING
In the event that Registrable Securities are sold pursuant to a Registration Statement in an underwritten offering, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934
With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Purchaser to sell Registrable Securities of the Company to the public without Registration, the Company agrees to use its reasonable efforts to:

     Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and furnish to any Purchaser, so long as such Purchaser owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act, any other such applicable reporting requirements under the Securities Act and all applicable reporting requirements under the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Purchaser of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form.

SUCCESSORS, ASSIGNS AND TRANSFEREES
This Agreement shall be binding upon and shall inure to the benefit of each party hereto, and their respective successors, assigns and transferees. Each Purchaser may assign its rights under this Agreement only to (i) an Affiliate or
(ii) other successors, assigns and transferees of such Purchaser who will be the holder of the not less than (1) 250,000 shares of Registrable Securities or (2) all the remaining shares of Registrable Securities held by such assignor; PROVIDED, HOWEVER, that the Company is given written notice from the Purchaser at the time of such transfer stating the name and address of the transferee or assign and identifying the securities with respect to which the rights hereunder are being transferred. As a condition to the effectiveness of any transfer permitted hereunder (i) the transferee or assign shall agree, in writing, to be bound by the provisions of this Agreement; PROVIDED, HOWEVER, that the Company shall be given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assign and identifying the securities with respect to which such registration rights are being assigned. Provided that the Purchaser and any transferee or assignee has complied with the foregoing conditions, this Agreement shall survive any transfer of Registrable Securities to and shall inure to the benefit of an Affiliate or such other successors, assigns and transferees of the Purchaser.

MISCELLANEOUS

     NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Purchasers in this Agreement.

     SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. TERMINATION. This Agreement shall terminate upon the earlier to occur of (i) all the Registrable Securities held by the Purchasers cease to be Registrable Securities or (ii) ten (10) years after the Effective Date.

     NOTICES. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or Purchasers (or the Purchaser's transferee or assign to the address of such Person in the stock record books of the Company), as the case may be, at their respective addresses set forth below:

         If to the Company:          Sight Resource Corporation
                                     6725 Miami Avenue
                                     Cincinnati, Ohio 45243
                                     Attn: Chief Executive Officer
                                     Phone: (513) 527-9700
                                     Fax:  (513) 527-9708

                  with a copy to:    Thompson Hine LLP
                                     2000 Courthouse Plaza N.E.
                                     P.O. Box 8801
                                     Dayton, Ohio 45401-8801
                                     Attn: J. Michael Herr, Esq.
                                     Fax: (937) 443-6635

         If to the Purchasers:       To the addresses set forth on EXHIBIT A


All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (a) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (b) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communications was delivered to such delivery service, and (c) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail. Any notice delivered to a party hereunder shall be sent simultaneously, by the same means, to such party's counsel as set forth above.

     ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby.

     AMENDMENTS AND WAIVERS. This Agreement may be amended as to the Purchasers and their successors and assigns (determined as provided in Article 14), and the Company may take any action herein prohibited, or omit to perform any act required to be performed by it, only if the Company shall obtain the written consent of the Purchasers of 2/3 of the Registrable Securities. This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party; PROVIDED, HOWEVER, that any consent required by the Purchasers shall require the consent in writing of no less than the Purchasers of 2/3 of the Registrable Securities.

     HEADINGS; COUNTERPARTS. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to conflicts of law principles.

     NO THIRD PARTY BENEFICIARIES. Except as provided by Articles 11 and 14, nothing contained in this Agreement is intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns and transferees, any benefit, right or remedies under or by reason of this Agreement.

     CONSENT TO JURISDICTION. Each of the parties hereto irrevocably submits to the personal exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and, to the extent permitted under applicable rules of procedure, agrees not to commence any action, suit or proceeding relating hereto except in such court). Each of the parties hereto further agrees that service of any process, summons, notice or document hand delivered or sent by registered mail to such party's respective address set forth in
     Section 15(d) will be effective service of process for any action, suit or proceeding in the United States District Court for the Southern District of New York with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the United States District court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.



                             Signature Page Follows

         IN WITNESS WHEREOF, the Company and the Purchasers have caused this Agreement to be executed in their names by their duly authorized officers or representatives effective as of the date first above written.

                                      THE COMPANY:

                                      SIGHT RESOURCE CORPORATION


                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:


                                      PURCHASERS:


                                      --------------------------------------
                                      E. Dean Butler



                                      CARLYLE VENTURE PARTNERS, L.P.


                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:



                                      CARLYLE U.S. VENTURE PARTNERS, L.P.


                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:


                                      C/S VENTURE INVESTORS, L.P.


                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:


                                      CARLYLE VENTURE COINVESTMENT, L.L.C.


                                      By
                                        -----------------------------------
                                           Name:
                                           Title:



                                      LA SESTA S.A.

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:



                                      EXCALIBUR INVESTMENTS B.V.


                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT A

        NAMES OF PURCHASERS, ADDRESSES; NUMBER OF SHARES OF COMMON STOCK

NAME AND ADDRESS                    NUMBER OF SHARES OF COMMON STOCK
----------------                    --------------------------------
1.       E. Dean Butler                                                         1,250,000
         Mere Hall
         Broughton Green, Droitwich Spa
         Worcestershire WR9 7EE
         ENGLAND

2.       Carlyle Entities                                                       2,750,000
         c/o Carlyle Venture Partners, L.P.
         1001 Pennsylvania Avenue
         Suite 220 South
         Washington, D.C.  20004
         Attn:  Ryan Schwarz
         Fax:  (202) 347-1818

         Wilmer, Cutler & Pickering
         100 Light Street
         Baltimore, MD 21202
         Attn:  John B. Watkins, Esq.

3.       La Sesta S.A.                                                          3,000,000
         c/o MEVEA s.a.r.l. (Attention R. Meneguz)
         6-12 Place d' Armes
         L-1136 Luxembourg

         With a copy to:
                           Marco Brustio
                            c/o Mazzucchelli 1849 spa
                           Via S. e.P. Mazzucchelli 7
                             21043 Catinglione Olona
                           ITALY

4.       Excalibur Investments B.V.                                             5,500,000
         Leidseplein 98,
         1017 PS Amsterdam
         Postbus 782
         1000 AT
         AMSTERDAM

         With a copy to:
                           Dino Tabachi
                           Via Patriarcato 15
                           35100 Padova
                           ITALY


                                    EXHIBIT B

                       NAMES OF PUCHASERS; DIVIDEND SHARES

NAME OF HOLDER                                       NUMBER OF DIVIDEND SHARES
--------------                                       -------------------------


CARLYLE VENTURE PARTNERS, L.P.                       1,305,025

CARLYLE U.S. VENTURE PARTNERS, L.P.                  173,080

C/S VENTURE INVESTORS, L.P.                          266,517

CARLYLE VENTURE COINVESTMENT, L.L.C.                 105,003

                                    EXHIBIT C

                     NAMES OF PURCHASERS; CONVERSION SHARES

NAME OF HOLDER                                       NUMBER OF CONVERSION SHARES
--------------                                       ---------------------------


CARLYLE VENTURE PARTNERS, L.P.                                2,288,773

CARLYLE U.S. VENTURE PARTNERS, L.P.                           303,551

C/S VENTURE INVESTORS, L.P.                                   467,421

CARLYLE VENTURE COINVESTMENT, L.L.C.                          184,155

                                                                       EXHIBIT G


                        OPINION OF COUNSEL TO THE COMPANY








                                December 31, 2002


To the Purchasers of Common Stock
Listed on Exhibit A to the Stock Purchase
Agreement Referred to Below

         Re:      SIGHT RESOURCE CORPORATION

Ladies and Gentlemen:

         We have acted as special counsel to Sight Resource Corporation, a Delaware corporation (the "Company"), in connection with the proposed issuance of 17,593,525 shares of the Company's Common Stock, par value $0.01 per share (the "Shares"), pursuant to the Common Stock Purchase Agreement by and among the Company and each of you dated as of December 30, 2002 (the "Stock Purchase Agreement"). This opinion is delivered to you pursuant to Section 3.02(f) of the Stock Purchase Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

         In connection with rendering the opinions set forth herein, we have examined the following:

          A. The Restated Certificate of Incorporation of the Company, as amended to date (the "Certificate of Incorporation");

          B. The Bylaws of the Company, as amended to date (the "Bylaws");

          C. A Certificate of legal existence and good standing of the Company issued by the Secretary of State of the State of Delaware as of a recent date (the "Certificate of Good Standing");

          D. Executed copies of (i) the Stock Purchase Agreement, (ii) the Sixth Loan Modification Agreement dated December 27, 2002 by and among Cadlerock Joint Venture, LP, the Company and certain subsidiaries of the Company (the "Loan Modification Agreement"), and (iii) the Registration Rights Agreement dated December 31, 2002 by and among the Company and each of you (the "Registration Rights Agreement") (the Stock Purchase

Agreement, the Loan Modification Agreement and the Registration Rights Agreement, being collectively referred to as the "Transaction Documents");

          E. Such minutes of corporate proceedings and other corporate records of the Company as we deemed necessary for the purposes of this opinion;

          F. A certificate of the Company dated this day, as to the correctness of certain representations and warranties and as to certain factual matters; and

          G. Such other certificates, documents, agreements and records as we deemed necessary to render the opinions set forth below.

         In conducting our examination, we have assumed, without independently verifying such assumptions, (i) the genuineness of the signatures on all of the documents examined by us, (ii) the authenticity of all documents furnished for our examination as originals, (iii) the conformity to original documents of all documents furnished to us as copies, including documents transmitted by telecopier, (iv) that all parties to each of the Transaction Documents, other than the Company, possess the requisite power and authority to enter into the Transaction Documents and to effect the consummation of the transactions contemplated thereby and (v) that each Transaction Document constitutes the legal, valid and binding obligation of each of such other parties enforceable in accordance with its respective terms.

         In rendering the opinions set forth below, any reference to "our knowledge," "known to us," "of which we are aware" or words of similar import shall, except as otherwise specifically described, mean the awareness of the existence or absence of any facts or other information by any lawyer in this firm who has participated in the specific transactions, or who is primarily responsible for a particular subject matter, to which this opinion relates. Except as expressly set forth in this opinion, we have not undertaken any independent investigation, including, without limitation, any investigation of corporate, court or other documents or records, to determine the existence or absence of any such facts or other information, and no inference as to our knowledge of the existence or absence of any facts or other information should be drawn from the fact of our representation of the Company.

         No opinion is expressed herein with respect to any matter that is determined by the law of any jurisdiction except the federal laws of the United States of America, the laws of the State of Ohio and the Delaware General Corporation Law.

         Our opinion contained in paragraph 2 below as to enforceability is subject to the further qualification that such enforceability may be (A) limited by bankruptcy, insolvency (including, without limitation, fraudulent conveyances and fraudulent transfers), reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (B) limited by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) subject to the effect of any public policy considerations or court decisions which may limit the rights of any person or entity to obtain indemnification and (D) subject to the effects of generally applicable rules of law that (1) limit or affect the enforcement of provisions that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness or (2) provide that forum selection clauses are not necessarily binding on the court or courts in the forum selected. For purposes of our opinion expressed in the first sentence of paragraph 1 below, we have relied exclusively upon our review of the Certificate of Good

Standing. Further, no opinion is expressed herein with respect to the enforceability of the provisions set forth in Section 5.01 of the Stock Purchase Agreement.

          Based upon and subject to the foregoing, we are of the opinion that:

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to conduct its business as presently conducted by it and to enter into and perform the Stock Purchase Agreement and to carry out the transactions contemplated thereby.

          2. The execution, delivery and performance by the Company of the Transaction Documents has been duly authorized by all necessary corporate action of the Company, and the Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute valid and binding obligations of the Company enforceable in accordance with their terms.

          3. The execution and delivery of the Transaction Documents, and the performance by the Company of its obligations thereunder do not (A) violate any provision of the Certificate of Incorporation or Bylaws of the Company, (B) violate, conflict with or constitute a default under any material contract, commitment, trust or agreement of any kind known to us to which the Company is a party or by which it is bound, or (C) violate the Delaware General Corporation Law or any U.S. federal statute, regulation or rule or, to our knowledge, any judgment, decree, writ, order or injunction of any arbitrator, court or governmental authority binding upon the Company.

          4. The issuance, sale and delivery of the Shares in accordance with the Stock Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company. When issued in accordance with the Stock Purchase Agreement, the Shares will be duly authorized and validly issued and fully paid and nonassessable and, to our knowledge, free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

          5. Assuming the accuracy of the representations and warranties of the Purchasers set forth in the Stock Purchase Agreement, the offer, issue, sale and delivery of the Shares to the persons to whom this letter is addressed is a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (subject to any post-closing requirements to file Form D pursuant to Regulation D).

         The opinions expressed herein are given as of the date hereof and we undertake no obligation and hereby disclaim any obligation to advise you of any change after the date of this opinion pertaining to any matter referred to herein. The opinions expressed herein are given to you solely for your use in connection with the transactions contemplated by the Stock Purchase Agreement and may not be used or relied upon in connection with any other matter or transaction or by any other person or entity. This letter may not be published, distributed or disseminated by you to any person.


                                                              Sincerely yours,